ALGER

A GROUP FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE POLICY

issued by

Voya Insurance and Annuity Company
and its

Alger Separate Account A

Supplement Dated May 22, 2018

This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION ABOUT THE COMPANY

On December 20, 2017, Voya, entered into a Master Transaction Agreement (the “Agreement”) with VA Capital Company LLC, a newly formed Delaware limited liability company (“VA Capital”), and Athene Holding Ltd., a Bermuda limited company, pursuant to which VA Capital’s wholly-owned subsidiary Venerable Holdings Inc. will acquire all of the shares of the capital stock of the Company and all of the membership interests of Directed Services LLC, our affiliate and the principal underwriter and distributor of the policy as well as for our other variable contracts. The transaction will result in Voya’s disposition of substantially all of its variable annuity and fixed and fixed indexed annuity businesses and related assets. The transaction is expected to close in the second or third quarters of 2018. The consummation of the closing under the Agreement is subject to conditions specified in the Agreement, including the receipt of required regulatory approvals. The transaction will NOT change the terms, features and benefits of your policy.

INFORMATION ABOUT THE POLICY’S
FUND FEES AND EXPENSES

The following table shows the minimum and maximum total annual fund operating expenses that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the funds’ most recent fiscal year ends without taking into account any fee waiver or expense reimbursement arrangements that may apply. Expenses of the funds may be higher or lower in the future. More detail concerning each fund’s fees and expenses is contained in the prospectus for the fund.

	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.88%	1.01%

IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE THROUGH THE POLICY

The following chart lists the funds that are available through the policy, along with each fund’s investment adviser/subadviser and investment objective. More detailed information about these funds can be found in the current prospectus and Statement of Additional Information for each fund. If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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There is no assurance that the stated investment objectives of any of the funds will be achieved. Shares of the funds will rise and fall in value and you could lose money by allocating investment value to the divisions that invest in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Alger Large Cap Growth Portfolio (Class I-2) Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.
Alger Small Cap Growth Portfolio (Class I-2) Investment Adviser: Fred Alger Management, Inc.	Seeks long-term capital appreciation.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 9271

Des Moines, Iowa 50306-9271

(800) 366-0066

If you received a summary prospectus for any of the funds available through your policy, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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